Exhibit 99.1

EXECUTIVE SUMMARY

DESCRIPTION OF SERVICES

(1) Type of assets that were reviewed.

AMC Diligence, LLC (“AMC”) performed due diligence services as described below utilizing various scopes of review. All of these reverse mortgage loans were either originated or purchased by an affiliate of MM Revolver LLC (“Client”) and were reviewed by AMC on behalf of the Client. The mortgage loans were reviewed via files imaged and provided by the Client or its designee for review.

(2) Sample size of the assets reviewed.

The diligence review (the “Review”) was conducted on all of the securitization mortgage loan population reviewed by AMC.

The mortgage loan review sample was broken down into the following review scopes (the “AMC Population”):

▪	“Credit Review”:	149 reverse mortgage loans
▪	“Data Integrity Review”:	149 reverse mortgage loans
▪	“Seasoned Data Integrity Review”:	87 reverse mortgage loans

AMC’s disclosures herein reflect findings on the securitization population (as known by AMC) as of the date hereof.

(3) Determination of the sample size and computation.

The AMC Population, to our knowledge, is not all of the mortgage loans in the securitization population.

(4) Quality or integrity of information or data about the assets: review and methodology.

AMC compared certain data fields on the securitization tape provided by Client to the data found in the actual file as captured by AMC. The fields included in the data integrity review are detailed below.

Data Integrity Review

Appraisal Date	Coborrower Gender	Original Repair Set-aside
Appraisal Effective Date	Coborrower Last Name	Property Type
Appraised Value	Desk Review Value	Sales Price (Purchase Loan)
Borrower Birth Date	Funding Date	Secondary Appraisal Date
Borrower First Name	Life Expectancy Set-Aside (LESA)	Secondary Appraisal Effective Date
Borrower Gender	Monthly HOA Dues	Secondary Appraised Value
Borrower Last Name	Monthly Taxes	State
City	Original Interest Rate	Street
Coborrower Birth Date	Original Principal Limit	Zip
Coborrower First Name

Seasoned Data Integrity Review

Borrower Name	Current T&I Life Expectancy Set- Aside Amount	Principal Limit (PL)
Borrower 1 DOB	Current Value	Property State
Borrower 1 Gender	Current Value Date	Property Tax Amount
Borrower 1 Name	Funding Date (Actual Funding Date)	Property Type
Borrower 2 DOB	HOA Fee Amount	Property Units
Borrower 2 Gender	Interest Rate	Property Zip Code
Borrower 2 Name	Loan Status	Sales Price (Purchase Loan)

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Current Repair Set-Aside Amount	Median Credit Score	Unpaid Principal Balance (UPB)

Additionally, AMC verified (i) listed borrowers signed documents requiring signature, (ii) borrowers signing documents were sixty-two (62) years or older at the time of the reverse mortgage loan origination, (iii) that all riders required by the terms of the mortgage and mortgage note were attached to the respective document, (iv) that social security numbers across documents were consistent, and (v) that the calculated residual income was used in the assessment of the Life Expectancy Set-Aside Amount.

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

AMC reviewed asset origination materials and files to determine conformity to the stated underwriting or credit extension guidelines, standards, criteria or other requirements, including, as applicable, the requirements described below, that were provided to AMC and/or as directed by Client.

Credit Application: For the borrower’s credit application, AMC verified that the application: (i) was signed by all listed borrowers, (ii) was substantially filled out, (iii) contained all known borrower-owned properties on the Real Estate Owned section 2, and (iv) included the borrower’s income and employment history, as applicable.

Credit Report: AMC confirmed the presence of a credit report, that met stated underwriting guideline requirements, for each borrower and that such borrower’s credit profile adhered to such guidelines. In order to make this determination, AMC: (i) captured the monthly consumer debt payments for use in relevant calculations, (ii) gathered liabilities listed on the credit report to be included in the residual income calculation as appropriate, and (iii) gathered other data as required to verify adherence to the stated underwriting guidelines in place at the time of loan application.

Employment and Income: AMC determined whether applicable supporting employment and income documentation required by the underwriting guidelines, was present in the reverse mortgage loan file and where possible, wasn’t fraudulent. During this review, AMC verified whether the income used to qualify the reverse mortgage loan was calculated in accordance with underwriting guidelines and included items such as: (i) verbal or written verification of employment, (ii) pay stubs, (iii) W-2 forms, (iv) tax returns, (v) financial statements, (vi) IRS tax transcripts, (vii) Social Security Award Letters and (viii) bank statements.

Asset Review: AMC assessed whether the asset documentation required by the underwriting guidelines was present in the reverse mortgage loan file. Documentation verifying assets for down payment, closing costs, prepaid items and reserves may include: (i) verification-of-deposit (“VOD(s)”), (ii) depository account statements, (iii) stock or security account statements, (iv) gift funds, (v) escrow or earnest money deposits, and (vi) settlement statements or other evidence of conveyance and transfer of funds (if a sale of assets was involved).

Hazard/Flood Insurance/Taxes: AMC conducted a review of the insurance present on the reverse mortgage loan and verified that (i) the hazard insurance met the minimum required amount of coverage in the underwriting guidelines, (ii) the mortgagee clause listed the lender’s name and “its successors and assigns,”, (iii) confirmed that the payment of the premium amount on both the hazard and flood insurance, where applicable, met requirements set forth in the underwriting guidelines, and (iv) the flood certification was for the correct borrower, property, lender and mortgage loan number.

Occupancy Review: AMC confirmed the property occupancy is consistent with the reverse mortgage loan approval and borrowers’ application disclosure based solely on information contained in the reverse mortgage loan file including any fraud reports. This review included a review of the property insurance policy and other documentation in the file (for example, appraisal, income tax returns or transcripts) to confirm that there are no indicators that the property is not the borrower’s principal residence. AMC also confirmed that the borrower signed an occupancy certificate at the time of the origination of the reverse mortgage loan stating that they did occupy the property as required for reverse mortgage loans.

Guideline Review: AMC confirmed the reverse mortgage loan was originated in accordance with required underwriting guidelines by reviewing conformity of mortgage loan, transaction type, and borrower characteristics to stated underwriting guidelines. Mortgage characteristics examined included (i) residual income of the borrower, (ii) the LTV, (iii) the credit score for each borrower, (iv) asset reserves of the borrower, (v) property type, and (vi) property usage.

Reverse Mortgage Counseling: AMC reviewed the file to determine if the Certificate of Reverse Mortgage Counseling was in the file and executed by the borrower(s).

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Additional Review of Mortgage Loan File: AMC also reviewed the closing documents to ensure that the reverse mortgage loan file information is complete, accurate, and contains consistent documentation. Included in this portion of the review are items such as reviewing for whether the property is located in an area that was listed as a FEMA disaster zone post origination, and if so, whether a post-disaster property inspection was obtained confirming there is no damage to the property.

(6) Value of collateral securing the assets: review and methodology.

AMC’s review included a review of the valuation materials utilized during the origination of the loan and in confirming the value of the underlying property. AMC’s review included reviewing the valuation or valuations for the following items: (i) the age of the appraisal, (ii) verification of the property address, (iii) completeness and accuracy of the appraisal form, (iv) verification of the appraiser licensing, (v) the comparable sales analysis including age, distance, and adjustments, and (vi) zoning concerns. AMC also confirmed that the requirements for a second appraisal and for an additional product confirming origination value, were obtained by the Client as required by the stated underwriting guidelines.

Other aspects of AMC’s review included (i) verifying that the address in the origination file matched the mortgage note, (ii) verifying that the appraisal  and the policies and procedures with regard to appraisal, including the appropriate level of review, when originating the mortgage loan, were followed, (iii) noting whether the property zip code was declared a FEMA disaster area after the valuation date and notifying the Client of same (iv) confirming the appraisal report does not include any apparent environmental problems, (v) confirming the appraisal notes the current use of the property is legal or legal non-conforming (grandfathered), (vi) reviewing pictures to ensure (a) that the property is in average or better condition and any repairs are noted where required and (b) that the subject property is the one for which the valuation was ordered and that there are no negative external factors; and (vii) confirming that the value product that was used as part of the origination decision was directly accessible to AMC, or if it was not directly accessible that another valuation product that was directly accessible to AMC, was ordered in accordance with the Client’s specific valuation waterfall process.

If more than one valuation was provided, AMC confirmed consistency among the valuation products and if there were discrepancies that could not be resolved, AMC created an exception and worked with the Client on the next steps, which included ordering of additional valuation products such as collateral desktop analyses, broker’s price opinions (“BPO”), and full appraisals. If the property valuation products included in AMC’s review resulted in a variance of more than 10% then the Client was notified of such variance and an additional independent valuation product was ordered. AMC also obtained a BPO for any reverse mortgage loan where the valuation product in the file was more than twelve (12) months seasoned at the time of AMC’s review. AMC compared the value of this BPO to the value used by the Client to determine their LTV and if the value of the BPO showed more than a 10% negative variance, an additional valuation product was obtained.

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

Not applicable.

(8) Document Review

AMC reviewed each reverse mortgage loan file and verified if the following documents, if applicable for the review scope in question at the time of review, were included in the file and if the data on these documents was consistent:

▪	Initial application (1009);
▪	Final application (1009);
▪	Loan Agreement;
▪	Appraisal;
▪	Sales contract;
▪	Title/Preliminary Title;
▪	Final HUD-1;
▪	Mortgage/Deed of Trust;
▪	Credit Report;
▪	Flood Certificate;
▪	Hazard Policy;
▪	Financial Assessment;
▪	Counseling Certificate;

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▪	Occupancy Certificate; and
▪	FACTA disclosures.

(9) Other: review and methodology.

Not applicable.

SUMMARY OF FINDINGS AND CONCLUSIONS

The NRSRO criteria referenced for this report and utilized for grading descriptions is based upon the requirements of the NRSROs listed in the Form ABS Due Diligence-15E.

Overall Results Summary

There were 149 reverse mortgage loans in the final population as reviewed by AMC for Credit and Data Integrity, and an additional 87 loans reviewed for Seasoned Data Integrity. After considering the grading implications of the Credit and Property/Valuation sections below, 97.32% of the reverse mortgage loans by number in the pool have a NRSRO grade of “A”. After all documents were presented, four (4) of the reverse mortgage loans had credit and/or valuation exceptions; and four of the reverse mortgage loans had exceptions that triggered a “C” rating under the NRSRO rating criteria noted above.

NRSRO Grade	Loan Count	% of Loans
A	145	97.32%
B	0	0.00%
C	4	2.68%
D	0	0.00%
Total	149	100.00%

Credit Results Summary

97.32% of the reverse mortgage loans by number in the securitization have a Credit grade of “A”, and 2.68% of the reverse mortgage loans by number in the securitization have a Credit grade of “C”

NRSRO Grade	Loan Count	% of Loans
A	145	97.32%
B	0	0.00%
C	4	2.68%
D	0	0.00%
Total	149	100.00%

Valuation Results Summary

100% of the reverse mortgage loans by number in the securitization have a Property grade of “A”

NRSRO Grade	Loan Count	% of Loans
A	149	100.00%
B	0	0.00%
C	0	0.00%
D	0	0.00%
Total	149	100.00%

EXCEPTION DETAIL

The lists below detail the exceptions that would have driven an individual “C” grade.

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Exception Type	Final Exception Rating	Exception Category	Total
Credit	C	Income/Employment	2
		Legal / Regulatory / Compliance	1
		Collateral	1
		Borrower and Mortgage Eligibility	1
		Total Credit Grade (C) Exceptions:	5
Total Credit Exceptions:			5
Grand Total:			5

DATA INTEGRITY REVIEW RESULTS SUMMARY (149 Reverse Mortgage Loans)

AMC compared data fields on the securitization tape provided by the Client to the data found in the actual file. No variances were identified.

Field Label	Loans With Discrepancy	Total Times Compared	% Variance	# Of Loans
Appraisal Date	0	149	0.00%	149
Appraisal Effective Date	0	149	0.00%	149
Appraised Value	0	149	0.00%	149
Borrower Birth Date	0	149	0.00%	149
Borrower First Name	0	149	0.00%	149
Borrower Gender	0	149	0.00%	149
Borrower Last Name	0	149	0.00%	149
City	0	149	0.00%	149
Coborrower Birth Date	0	149	0.00%	149
Coborrower First Name	0	149	0.00%	149
Coborrower Gender	0	149	0.00%	149
Coborrower Last Name	0	149	0.00%	149
Desk Review Value	0	149	0.00%	149
Funding Date	0	149	0.00%	149
Life Expectancy Set-Aside (LESA)	0	149	0.00%	149
Monthly HOA Dues	0	149	0.00%	149
Monthly Taxes	0	149	0.00%	149
Original Interest Rate	0	149	0.00%	149
Original Principal Limit	0	149	0.00%	149
Original Repair Set-aside	0	149	0.00%	149
Property Type	0	149	0.00%	149
Sales Price (Purchase Loan)	0	149	0.00%	149
Secondary Appraisal Date	0	149	0.00%	149
Secondary Appraisal Effective Date	0	149	0.00%	149
Secondary Appraised Value	0	149	0.00%	149
State	0	149	0.00%	149

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Street	0	149	0.00%	149
Zip	0	149	0.00%	149
Total	0	4,172	0.00%	149

SEASONED DATA INTEGRITY REVIEW RESULTS SUMMARY (87 Reverse Mortgage Loans)

AMC compared data fields on the securitization tape provided by the Client to the data found in the actual file. 1 variance was identified.

Field Label	Loans With Discrepancy	Total Times Compared	% Variance	# Of Loans
Borrower Name	0	87	0.00%	87
Property State	0	87	0.00%	87
Property Zip Code	0	87	0.00%	87
Unpaid Principal Balance (UPB)	0	87	0.00%	87
Principal Limit (PL)	0	87	0.00%	87
Current T&I Life Expectancy Set-Aside Amount	0	87	0.00%	87
Current Repair Set-Aside Amount	0	87	0.00%	87
Borrower 2 Name	0	87	0.00%	87
Borrower 2 DOB	0	87	0.00%	87
Current Value	0	87	0.00%	87
Median Credit Score	1	87	0.00%	87
Interest Rate	0	87	0.00%	87
Property Type	0	87	0.00%	87
Property Units	0	87	0.00%	87
Funding Date (Actual Funding Date)	0	87	0.00%	87
Borrower 1 Gender	0	87	0.00%	87
Loan Status	0	87	0.00%	87
Sales Price (Purchase Loan)	0	87	0.00%	87
Borrower 1 Name	0	87	0.00%	87
Borrower 1 DOB	0	87	0.00%	87
Current Value Date	0	87	0.00%	87
Borrower 2 Gender	0	87	0.00%	87
HOA Fee Amount	0	87	0.00%	87
Property Tax Amount	0	87	0.00%	87
Total	1	2,088	0.05%	87

VALUE REVIEW RESULTS SUMMARY (149 Reverse Mortgage Loans)

AMC confirmed that each reverse mortgage loan file contained the required appraisals per the Client’s guidelines as well as a secondary valuation product that supported the Client’s value used for LTV within -10%. None of the Client’s valuations were seasoned more than twelve (12) months of origination.

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